REAFFIRMATION OF SECURITY AGREEMENT


                  Reference is made to that certain Security Agreement (the "Security Agreement") dated as of April 28, 1995, made and given by the undersigned to secure the Obligations (as defined in the Security Agreement) of Pilgrim America Group, Inc. (the "Borrower") to First Bank National Association (the "Bank").

                  The undersigned hereby (a) consents to the terms of that certain Amended and Restated Credit Agreement dated as of July 31, 1996 by and between the Borrower and the Bank (the "Credit Agreement") and to the execution and delivery of the Credit Agreement by the Borrower; (b) acknowledges that the obligations of the Borrower to the Bank under the Credit Agreement constitute "Obligations" of the Borrower to the Bank within the meaning of the above-referenced Security Agreement; and (c) reaffirms that the security interests granted pursuant to the Security Agreement secure, among other things, the Borrower's obligations and duties under the Credit Agreement and the obligations of the undersigned under the Security Agreement. The undersigned further reaffirms that all of the terms, covenants and conditions of the Security Agreement remain in full force and effect.

Date:    July 31, 1996.

                                                PILGRIM AMERICA SECURITIES, INC.



                                                By Signature Illegible
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                                                     Its Vice Chairman
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